MASTER FINANCING FACILITY AGREEMENT


                                     between


                       BROOKDALE LIVING COMMUNITIES, INC.


                                       and


                        NOMURA ASSET CAPITAL CORPORATION














                           Dated as of June 17 , 1998

         MASTER FINANCING  FACILITY  AGREEMENT (this  "Agreement"),  dated as of
June  17,  1998,  between  BROOKDALE  LIVING   COMMUNITIES,   INC.,  a  Delaware
corporation ("Sponsor"), and NOMURA ASSET CAPITAL CORPORATION, a Delaware corporation (together with its assigns and successors, "Lender").

                                    ARTICLE I

                                   DEFINITIONS

1.1 Definitions. The following terms have the meanings assigned to them in this Section, and include the plural as well as the singular:

         "Action"  means any  action,  suit,  claim,  arbitration,  governmental
investigation  or  other   proceeding   pending  in  any  court  or  before  any
governmental authority.

         "Appraisal"  means an  appraisal  (i) dated not more than  seventy-five
(75) days prior to the delivery thereof to Lender under this Agreement, (ii) signed by a qualified MAI appraiser who has no interest, direct or indirect, in any Loan or any Project and whose compensation is not affected by the amount of the Loan for which the appraisal is made, (iii) addressed to Lender and its successors and assigns, (iv) made in compliance with the requirements of the Federal National Mortgage Association Company or Federal Home Loan Mortgage Corporation, or any successor thereto, and Title XI of the Federal Institutions Reform, Recover, and Enforcement Act of 1989 and the regulations promulgated thereunder, and (v) otherwise satisfactory to Lender in all respects.

         "Approval Package" has the meaning set forth in Section 2.3(a).

         "Approval Package Delivery Period" has the meaning set forth in
Section 2.3(a).

         "Approval Package Review Period" has the meaning set forth in
Section 2.3(d).

         "Approved Project" means a Project that Lender has approved pursuant to
Section 2.3.

         "Assignment of Agreements" means each assignment of agreements to be executed and delivered by a Borrower and a Manager pursuant to this Agreement substantially in the form of Exhibit A.

         "Assignment of Leases " means each assignment of leases and rents to be executed and delivered by a Borrower and a Manager pursuant to this Agreement substantially in the form of Exhibit B.

         "Borrower " means any Person acceptable to Lender which (i) is a Special Purpose Bankruptcy Remote Entity and (ii) is either (A) a corporation which is wholly owned by a Person


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



acceptable to Lender, (B) a limited liability company that has as its sole managing member a Special Purpose Bankruptcy Remote Entity wholly owned by a Person acceptable to Lender, or (C) a limited partnership that has as its sole general partner a Special Purpose Bankruptcy Remote Entity wholly owned by a Person acceptable to Lender.

         "Broker" means none.

         "Building' Loan Agreement" means each building loan agreement to be executed and delivered by a Borrower and a Manager pursuant to this Agreement, substantially in the form of Exhibit C, with such changes thereto as may be necessary to reflect local law requirements related to construction loans.

         "Consent  and   Subordination   of  Manager"  means  each  consent  and
subordination executed and delivered by a Manager pursuant to this Agreement substantially in the form of Exhibit D.

         "Construction Commencement Date" means the date of commencement of construction of an Approved Project in accordance with the applicable Building Loan Agreement.

         "Construction Period" means, with respect to each Approved Project, the period from the Construction Commencement Date to the Substantial Completion Date of such Project.

         "Debt" means the "Debt" as defined in each Loan Agreement, collectively.

         "Default Rate" means a rate per annum equal to the lesser of (i) the maximum rate permitted by applicable law or (ii) five percent (5%) above the Interest Rate.

         "Due Diligence Deposit" has the meaning set forth in Section 2.3(f).

         "Due Diligence Materials" has the meaning set forth in Section 2.3(c).

         "Eligible Area" means Austin, Texas; Southfield, Michigan; Glen Ellyn, Illinois; Raleigh, North Carolina; and any other geographic area approved by Lender in its reasonable discretion.

         "Engineering Report" means, with respect to this Agreement, any and all reports produced by an engineering firm hired by Lender ("Lender's Engineer") to review all of Sponsor's or any Manager's site plans, structural and engineering reports for any Project, and such other items required by Lender, each of which items delivered by Sponsor or any Borrower or any Manager to Lender shall be certified to Lender and its successors and assigns. Lender's Engineer shall review all of the aforementioned to determine, (i) structural and engineering viability of the proposed Project, (ii) that there are no material structural defects in the proposed design or impediments to the building(s) to be included in the Project, and (iii) an estimate of the cost to repair or remedy any non-material structural defects or impediments that may exist.



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         "Environmental  Indemnity Agreement" means each environmental indemnity agreement to be executed and delivered by Sponsor, as guarantor, pursuant to this Agreement and the Loan Agreements.

         "Environmental Report" means, with respect to a proposed Project, a "Phase I" environmental report, and a "Phase II" environmental report if such "Phase I" indicates that a "Phase II" environmental report is appropriate, each of which reports shall be (i) certified to Lender and its successors and assigns, (ii) prepared by a firm approved by Lender in its reasonable discretion, (iii) based upon an inspection conducted not more than ninety (90) days prior to the delivery thereof to Lender, (iv) in conformity with the published standards of the Rating Agencies, and (v) otherwise in form and content reasonably satisfactory to Lender.

         "Exit Fee" has the meaning set forth in Section 2.1(c).

         "Expenses" has the meaning set forth in Section 2.4(d).

         "Event of Default" has the meaning set forth in Section 4.1.

         "Facility Closing Date" means June __, 1998.

         "Facility Structuring Fee" has the meaning set forth in Section 2.4(a).

         "Facility Termination Date" means December __, 1999.

         "Feasibility/Market Study" means, with respect to a Project, a report dated not more than ninety (90) days prior to the date of delivery, in form and substance and prepared by a firm reasonably satisfactory to Lender, which provides, without limitation, information regarding demographics of the area, existing supply and anticipated new supply of congregate care and assisted living facilities, comparables on sales prices, rental rates and occupancy rates, major demand sources and expected impact of the Project.

         "Ground Lease(s)" means any ground or underlying lease of any Property, as the same may be amended, modified, supplemented or replaced from time to time in compliance with the Transaction Documents for such Property.

         "Guarantees" mean the guarantees delivered to Lender pursuant to clauses (6) through (8) of Section 3.1(n).

         "Guarantor" means Sponsor.

         "Indemnified Parties" has the meaning set forth in Section 6.1(a).



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         "Loan Agreement" means each loan agreement to be executed and delivered by a Borrower and a Manager pursuant to this Agreement, substantially in the form of Exhibit E.

         "Loan Closing Date" means, with respect to any Loan, the date on which the Loan Agreement, the Building Loan Agreement, and the other Transaction Documents relating to such Loan are executed and delivered by a Borrower, a Manager, Lender and Guarantor (as applicable).

         "Loans" means the loans made pursuant to this Agreement.

         "Losses" has the meaning set forth in Section 6.1(a).

         "Manager" means an Affiliate of Sponsor in which Sponsor holds, directly or indirectly, 100% of the legal and beneficial interests, and which is either (A) a corporation which is wholly owned by Sponsor, (B) a limited liability company that has as its sole managing member an entity wholly owned by Sponsor, or (C) a limited partnership that has as its sole general partner an entity wholly owned by Sponsor.

         "Maximum Advance Amount" means the maximum amount of a Loan as set forth in Lender's approval of a Project, which amount, in Lender's sole discretion, may be up to but shall not exceed eighty percent (80%) of the approved Budget Costs of an Approved Project.

         "Maximum Facility Amount" means One Hundred Million and 00/100 Dollars ($100,000,000.00).

         "Mortgage" means each mortgage (or deed of trust or deed to secure debt) to be executed and delivered by a Borrower pursuant to this Agreement.

         "Multi-Property Borrower" has the meaning set forth in Section 7.1(c).

         "New Borrower" has the meaning set forth in Section 7.1(c).

         "Non-Recourse Guaranty" means each non-recourse guaranty to be executed and delivered by a Borrower pursuant to this Agreement and the Loan Agreements.

         "Non-Use Fee" has the meaning set forth in Section 2.4(b).

         "Note" means each note to be executed and delivered by a Borrower pursuant to this Agreement, substantially in the form of Exhibit F.

         "Officer's   Certificate"  means  a  certificate  signed  by  a  senior executive officer of Sponsor who is authorized to act hereunder on behalf of Sponsor.



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         "Permitted Prepayment" has the meaning set forth in Section 2.1(c).

         "Pledged   Property"   means  the  Approved   Projects  and  underlying
Properties, and the other collateral in which a security interest is being granted pursuant to the Security Documents.

         "Potential Event of Default" means an event which, with the giving of any applicable notice and/or lapse of any applicable time period, would become an Event of Default.

         "Preliminary Budget Costs" means Hard Costs and/or Soft Costs for any Loan estimated by Manager and submitted to Lender for review during the Approval Package Review Period, which costs must be finalized by Manager and approved by Lender in its sole and absolute discretion prior to closing on the particular Loan.

         "Preliminary Maximum Advance Amount" means Lender's estimate of the maximum amount of a Loan, which amount, in Lender's sole discretion, may be up to but shall not exceed eighty percent (80%) of the Preliminary Budget Costs of a proposed Project and which estimate shall be finalized by Lender on or before the applicable Loan Closing Date.

         "Project" means the construction of a new congregate care and assisted living facility in an Eligible Area.

         "Property" means the land (in which the applicable Borrower owns either a fee or leasehold estate) on which any Approved Project is to be located, together with all improvements thereon, fixtures thereto, direct interests therein, and personal property related thereto or included therein; provided, however, that "Property" shall not include any property owned by tenants, guests, licensees or concessionaires of such Property.

         "Responsible Officer" means, with respect to any corporation, any officer authorized to act as to a given matter under a duly adopted resolution.

         "Security Documents" means (a) the Building Loan Agreements, (b) the Mortgages, (c) all Uniform Commercial Code financing statements relating to the Debt, (d) the Guaranties, (e) the Assignment of Leases, (f) the Assignment of Agreements, and (g) any other documents securing the Debt.

         "Segregated Pool" has the meaning set forth in Section 7.1.

         "Segregated Pool Date" has the meaning set forth in Section 7.1.

         "Segregated Pool Property" has the meaning set forth in Section 7.1.



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         "Senior  Mortgage"  means a Mortgage that creates a first priority lien on a Property, which shall secure the Debt relating to such Property, and shall be substantially in the form of Exhibit G, with such modifications thereto as may be necessary to reflect local law.

         "Sponsor's Closing Certificate" has the meaning set forth in Section 3.1(k).

         "Stabilization Period" means, with respect to an Approved Project, the period from the Substantial Completion Date to the Conversion Date for such Project.

         "Subordinate Mortgage" means a Mortgage that creates a second priority lien on a Property, subordinate in lien to a Senior Mortgage and which shall secure the Debt other than the Debt relating to such Property and shall be substantially in the form of Exhibit H, with such modifications thereto as may be necessary to reflect local laws; provided that a Subordinate Mortgage which encumbers a Property in a state having a mortgage recording tax may secure a maximum principal amount less than the full principal amount of such other Debt, in order to reasonably limit the mortgage recording taxes payable in connection with such Subordinate Mortgage, if (i) Lender approves such maximum amount, which approval shall not be unreasonably withheld if such limitation does not adversely affect Lender or its rights under the Security Documents, and (ii) such maximum amount is not less than (A) 125% of the value of the completed Project as shown in the Appraisal minus (B) the principal amount secured by the Senior Mortgage.

         "Transaction Documents" means the Loan Agreements , the Building Loan Agreements, and all documents defined as Loan Documents therein.

         "Umbrella Entity" has the meaning set forth in Section 7.2.

1.2 General. Unless otherwise specified, (i) all references to sections and schedules are to those in this Agreement, (ii) the words "hereof", "herein", "hereto", and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision, (iii) all definitions are equally applicable to the singular and plural forms of the terms defined, (iv) the word "including" means "including but not limited to," and (v) accounting terms not specifically defined herein shall be construed in accordance with GAAP. All references to any agreement or instrument shall be to such agreement or
instrument  as  in  effect  from  time  to  time,   including  any   amendments,
consolidations,   replacements,   restatements,  modifications  and  supplements
thereto.

1.3 Terms defined in Loan Agreement. The following terms have the meanings assigned to them in the form of Loan Agreement attached as Exhibit E hereto (or, when applied to a specific Loan, the actual Loan Agreement relating thereto): "Additional Loan", "Affiliate", "Banc One", "Borrower Representative", "Borrower Sponsor", "Business Day", "Conversion Date", "GAAP", "Governmental Authority", "Hazardous Substances", "Independent Director", "Legal Requirements", "Lien", "Loan Closing Date", "Person", "Preferred Equity", "Rating Agencies", "Securitization", "Special Purpose Bankruptcy Remote Entity", and "Yield Maintenance Premium".



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1.4        Terms defined in Building Loan  Agreement.  The following  terms have the meanings assigned to them in the form of Building Loan Agreement attached as Exhibit F hereto (or, when applied to a specific Loan, the actual Building Loan Agreement relating thereto): "Advance", "Budget", "Budget Costs", "Construction Schedule", "Initial Advance ", "Outside Completion Date", "Plans", "Substantial Completion Date" and "Syndication."


                                   ARTICLE II

                                    THE LOANS

2.1      Loans to Borrowers.

         (a) On the terms, and subject to the conditions, set forth herein, Lender shall make and Sponsor shall cause the respective Borrowers to borrow Loans, each pursuant to a Loan Agreement and a Building Loan Agreement to be entered into prior to the earlier of (i) the Facility Termination Date or
(ii) the termination of the obligation of Lender to make Loans hereunder.

         (b) The aggregate amount of the Loans (excluding any Additional Loans) will not exceed One Hundred Million and 00/100 Dollars ($100,000,000.00). Portions of any Loan that have been repaid or prepaid may not be reborrowed except as otherwise permitted herein.

         (c) Lender hereby agrees that prior to the Conversion Date for a particular Loan, but in no case later than July 28, 1999 (the "Permitted Prepayment Termination Date"), Sponsor or the Borrower which owns a specific Project may refinance, without paying any Yield Maintenance Premium or prepayment penalty, the lesser of either x) any two (2) Projects or y) Fifty Million and 00/100 Dollars ($50,000,000.00) of the Maximum Facility Amount with either (a) tax exempt bond financing, (b) taxable bond financing, or (c) Fannie Mae financing ((a), (b), and (c) shall collectively hereinafter be referred to as the "Permitted Prepayment"). ____ Sponsor understands that any Permitted Prepayment must be a prepayment of the entire Loan being prepaid and no partial prepayments of any Loan made pursuant to this Agreement shall be permitted.
Sponsor must notify Lender in writing of its intention to make a Permitted Prepayment of a specific Loan as provided for herein no later than thirty (30) days prior to any such refinancing. Such notice must include a copy of any commitment letter or other evidence of such financing, which must include evidence reasonably satisfactory to Lender of the bond financing. In connection with any such refinancing, Sponsor shall pay an exit fee of two percent (2.0%) of the outstanding principal amount of the particular Loan refinanced (the "Exit Fee") simultaneously with the delivery of the notice provided for herein. Lender hereby agrees that any such amount repaid by Sponsor or the individual Borrower may be reborrowed by Sponsor in accordance with and subject to the provisions of this Agreement. Notwithstanding anything to the contrary contained in any of the Transaction Documents, prior to the Permitted Prepayment Termination Date, the repayment rights granted pursuant to this Section 2.1(c) shall control.



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2.2      Use of Loan Proceeds.

         (a) The proceeds of each Loan shall be used by the Borrower in question to fund a portion of the Budget Costs for the acquisition, ownership, development, operation, construction and stabilization of such Borrower's Approved Project and to provide permanent long term financing for such Approved Project, subject to and in accordance with the provisions of the Loan Agreement and Building Loan Agreement for such Approved Project, including certain fees and expenses of the transactions contemplated thereby.

         (b) Lender is not making an Advance of any Loan on the date hereof unless otherwise agreed to by Lender pursuant to the Transaction
Documents, and Sponsor acknowledges that the payment of fees and other transaction costs related to this Agreement and the Loans on the date hereof shall be paid by Sponsor from its own funds except as otherwise agreed to by Lender.

2.3      Preliminary Approvals of Projects.

         (a) Sponsor shall, with respect to any Project that it wishes to finance pursuant to this Agreement, submit to Lender for its preliminary review and approval a package (an "Approval Package") consisting of all documentation, reports and other information required by Lender in accordance with Lender's due diligence underwriting standards, including, without limitation, the following:

                  (1) A general description of the Project, including size, location and number of rooms, and a site plan, location maps, property description, and site photographs;

                  (2) a Feasibility/Market Study for the Project, which may be prepared by Sponsor provided that no previously submitted Feasibility/Market Study has been rejected by Lender as inadequate;

                  (3)      preliminary  construction cost estimates  including a
                           projected   monthly   draw   schedule   through   the
                           Stabilization Period;

                  (4)      a statement of specific uses of funds;

                  (5) a monthly pro-forma operating statement for the first twelve (12) months after the completion of construction, and yearly pro-forma operating state ments and capital expenditure budgets for the Project for the five-year period commencing immediately after the completion of construction.

                  (6)      schematic plans and drawings;



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                  (7)      the estimated Budget Costs and Maximum Advance Amount
                           for the  Project; and

                  (8) an estimated time frame for the construction and stabilization of the Project and evidence, reasonably satisfactory to Lender, that if the Project is approved it shall be completed on or before the last day of the fourteenth (14th) full calendar month after the applicable Loan Closing Date, subject to extension for Unavoidable Delays (as defined in the Building Loan Agreement).

                  Sponsor may deliver Approval Packages to Lender for its review commencing on the date hereof and ending on November __, 1999, provided construction of the last Approved Project is commenced in accordance with its applicable Building Loan Agreement, but in no case later than the Facility Termination Date (the "Approval Package Delivery Period").

         (b) Lender shall notify Sponsor within ten (10) Business Days after receipt of an Approval Package whether or not it preliminarily approves the Project described therein in the exercise of its sole discretion. However, such Project shall not be deemed to be an Approved Project unless and until final approval is given by Lender pursuant to Section 2.3(d).

         (c) If preliminary approval is given for a Project, Sponsor shall promptly use reasonable efforts to satisfy all other conditions to the consummation of a Loan for such Project as set forth herein, and to provide Lender with the following additional information and documentation with respect to such Project (collectively, the "Due Diligence Materials"):

                  (1) a survey, legal description, and title report with respect to the applicable Property, dated not more than ninety (90) days prior to the date of delivery;

                  (2) evidence of compliance in all material respects with all applicable land use, zoning, building, environmental, and all other applicable Legal Requirements;

                  (3)      an Environmental Report, dated no more than ninety
                           (90) days prior to the date of delivery thereof;

                  (4) an Engineering Report, dated no more than ninety (90) days prior to the date of delivery thereof;

                  (5) evidence that all utility services required for the Property for its intended use are or, when completed, shall be available, which evidence may include easements for customary utilities as disclosed by surveys and title materials provided to Lender hereunder;



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                  (6)      evidence that the Project is or can be made, and will
                           be subject to, a separate tax assessment;

                  (7) evidence that the Property has or, when completed shall have, adequate and reasonable parking which in all events complies with all Legal Requirements;

                  (8) the Plans, the Budget and the Construction Schedule as required under the Building Loan Agreement;

                  (9) evidence of the contribution or availability for contribution by Borrower of an amount of equity equal to the difference between 100% of the Preliminary Budget Costs for the Property as approved by Lender and the Preliminary Maximum Advance Amount for such Property, and, in connection therewith, Lender may require, in its reasonable discretion, a cash deposit in such amount, an irrevocable letter of credit in such amount for the benefit of Lender issued by a bank acceptable to Lender, or other security acceptable to Lender in its sole discretion;

                  (10) an Appraisal dated not more than seventy-five (75) days prior to the date of delivery, evidencing an appraised value for the Property after completion of construction that provides for a loan to value ratio no greater than 75% based on the Preliminary Maximum Advance Amount, together with an updated Feasibility/ Market Study if the Feasibility/Market Study delivered pursuant to Section 2.3(a) is more than ninety (90) days old;

                  (11) if the interest of Borrower in the Property is to be a leasehold estate, a complete copy of the applicable ground lease and all amendments thereto, which must be financeable, as determined by Lender in its sole but reasonable discretion, and shall, without limitation, (i) have a remaining term (including renewal options which have been exercised or which the ground lessor permits Lender to exercise on behalf of Borrower) ending not earlier than ten (10) years after the maturity date of the Loan, (ii) provide Lender or its assignees notice of, and an opportunity to cure, defaults of the ground lessee,
                           (iii) provide Lender and its assignees with a right to a new ground lease or other adequate protections if the ground lessee disaffirms the ground lease in connection with a bankruptcy or the ground lease is otherwise terminated, (iv) contains no material adverse restrictions on the rights of the ground lessee or Lender and its assignees to assign or sublet the leasehold estate, (v) requires the subordination of any fee mortgages to the ground lease, (vi) allows for any insurance proceeds or condemnation awards to be applied to either the restoration or repair of the Project or repayment of the Debt; and (vii) allows for foreclosure of the Mortgages on the leasehold estate;


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                  (12)     Intentionally deleted;

                  (13) the identity of the general contractor for the Project, which general contractor must be reputable, bonded by a nationally recognized surety company with a Standard & Poor's Rating (or equivalent rating) of at least "A" and otherwise acceptable to Lender in its sole discretion; and

                  (14) such additional documentation, reports and information as Lender may reasonably require in accordance with its due diligence and underwriting standards.

         (d) Lender shall notify Sponsor within ten (10) Business Days after receipt of all of the Due Diligence Materials (the "Approval Package Review Period") whether it approves, in the exercise of its reasonable discretion, the Project covered thereby (the "Approved Project"). If Lender does not respond within such period, such approval will deemed to have been denied. If such approval is given, such Project shall constitute an Approved Project, and Lender shall state in its approval the Maximum Advance Amount of the Loan for such Project; but Lender shall have no obligation to make such Loan unless and until all of the conditions to such Loan set forth in this Agreement and the applicable Loan Agreement and Building Loan Agreement have been satisfied.

         (e) If Lender's approval is given with respect to a Project, and either the Loan Closing Date or the Construction Commencement Date for such Project has not occurred within ninety (90) days of such approval due to no material unjustifiable delay of Lender or its counsel, then Lender shall have the right in its sole but reasonable discretion (i) to require updated Due Diligence Materials, (ii) to revoke its approval of the Project if any conditions have adversely changed with respect to such Approved Project or (iii) to adjust the Maximum Advance Amount of the Loan if any conditions have adversely changed with respect to such Maximum Advance Amount of the Loan.

         (f) Within two (2) Business Days after Lender notifies Sponsor that it approves a Project after the first Approved Project, Sponsor shall pay to Lender a Thirty-Five Thousand and 00/100 Dollars ($35,000.00) due diligence deposit (the "Due Diligence Deposit") for such Project, which will be applied as provided in Section 2.4(d).

         (g) Construction of each Approved Project must be commenced by the Construction Commencement Date, but in no case later than the Facility Termination Date. Lender shall not be required to enter into any Loan Agreement, any Building Loan Agreement, or any other Transaction Document after the Facility Termination Date.

2.4      Fees.

         (a) In addition to the fees provided for in each Loan Agreement and each Building Loan Agreement, Sponsor shall, or shall cause one or more Borrowers to, pay to Lender a facility structuring fee (the "Facility Structuring Fee") of Five Hundred Thousand and
00/100 Dollars ($500,000.00) as follows: (i) Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) (which sum was delivered simultaneously with the executed commitment letter) and (ii) Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) on or prior to the Facility Closing Date.

         (b) Unless the aggregate Maximum Advance Amount of the Loans for which Loan Agreements have been entered into is equal to or greater than ninety-five percent (95%) of the Maximum Facility Amount on the Facility Termination Date, Sponsor shall, or shall cause one or more Borrowers to, pay to Lender a non-use fee (the "Non-Use Fee") equal to one percent (1.0%) of the amount by which the Maximum Facility Amount exceeds the aggregate Maximum Advance Amount of the Loans for which Loan Agreements have been entered into pursuant to this Agreement. If, however, the aggregate Maximum Advance Amount of the Loans for which Loan Agreements have been entered into pursuant to this Agreement are equal to or greater than ninety-five percent (95%) of the Maximum Facility Amount, Sponsor shall not be required to pay the Non- Use Fee. Lender's sole and exclusive remedy for Sponsor's failure to finance any Projects pursuant to Section 2.1(a) shall be limited to payment of the Non-Use Fee.

         (c) In connection with any Permitted Prepayment made in accordance with the provisions of Section 2.1(c) herein, Sponsor shall pay, or shall cause one or more Borrowers to pay, to Lender the Exit Fee.

         (d)         Sponsor  shall be liable for the payment of fees under this
Section 2.4 and all costs and expenses incurred by Lender in connection with each Loan through the date of the Initial Advance of each Loan, including, without limitation, the reasonable and actual out of pocket expenses incurred by Lender and the outside counsel and auditors retained by or on behalf of Lender in connection with the matters and transactions contemplated hereby and the applicable Loan Agreement and Building Loan Agreement, which fees and expenses shall also include, but not be limited to, the reasonable and actual fees of all third parties relating to the due diligence review to be undertaken by Lender and its third party consultants, title insurance, recordation fees, insurance review costs, the costs of reviewing operating statements, the costs of any Appraisals, Environmental Reports, Engineering Reports, recordation costs and all expenses associated with engaging a servicer and a trustee (each of which shall be selected by Lender in its sole discretion), setting up and prefunding a cash management account and structuring the Loan (collectively, the "Expenses"). If the actual Expenses with respect to a Loan shall be less than the amount of the Due Diligence Deposit, then on the date of first advance of such Loan, Lender shall remit such overpayment to Sponsor. If the actual Expenses with respect to a Loan shall be more than the Due Diligence Deposit, then any such deficiency shall be paid to Lender upon request therefor from Lender, but in all events no later than the date of the Initial Advance of such Loan. Sponsor and Borrower shall be obligated to pay for all Expenses relating to each Loan whether or not such Loan closes or is funded. Simultaneously with the execution hereof, Lender acknowledges receipt of two (2) Due Diligence Deposits from Sponsor, which will be used for the first two (2) Approved Projects.

                               ARTICLE III

                   CONDITIONS TO ENTERING INTO LOAN AGREEMENTS

3.1 Conditions. The obligation of Lender to enter into a Loan Agreement and a Building Loan Agreement with a Borrower and a Manager with respect to a Loan is subject to the satisfaction of the following conditions:

         (a) Lender shall have approved the Project in question in accordance with Section 2.3 hereof;

         (b) The representations and warranties set forth in Article V of this Agreement shall be true and correct in all material respects on and as of the applicable Loan Closing Date with the same effect as though made on and as of such date;

         (c) Sponsor shall be in compliance in all material respects with all of the terms and provisions set forth herein and with all Transaction Documents to which it is a party;

         (d) Borrower and Manager with respect to such Loan shall be in compliance in all material respects with all of the terms and provisions set forth in each of the Transaction Documents being executed and delivered by such Borrower or Manager in connection with the closing of such Loan;

         (e) Sponsor, Manager or Borrower shall have paid to Lender all fees, costs and expenses due and payable to Lender by Sponsor, Manager or Borrower under this Agreement and all Transaction Documents relating to the Loan;

         (f) If the applicable Property shall have been damaged and not theretofore repaired, the failure to restore such damage shall not, in Lender's reasonable judgment, adversely affect the Approved Project;

         (g) No portion of the applicable Property shall have been taken in condemnation or other similar proceeding, and no such proceeding shall be pending which would adversely affect the Approved Project;

         (h) There shall have been (i) no material change in the physical or structural condition of the Approved Project which has not been approved by Lender or (ii) no violation or breach of the financial covenants Sponsor, as Guarantor, must maintain pursuant to any Guaranty of Payment since the date of this Agreement;

         (i) No Hazardous Substances shall have been discovered on the Property other than as set forth in the applicable Environmental Report or which are strictly in compliance with all applicable Legal Requirements;

         (j) Lender shall have received such documentation regarding the organization, formation or existence of Sponsor as Lender may reasonably request;

         (k) Lender shall have received a certificate in the form annexed hereto as Exhibit I (the "Sponsor's Closing Certificate"), dated the Loan Closing Date and signed by a Responsible Officer of Sponsor, confirming compliance with the conditions precedent set forth in Sections 3.1(b) and 3.1
(c);

         (l) Except as otherwise permitted by Lender herein or in any applicable Transaction Documents, Borrower shall have outstanding no indebtedness other than the Loan (and the Debt secured by a Subordinate Mortgage);

         (m) The Maximum Advance Amount of the Approved Project shall not, when added to the Maximum Advance Amounts of all other Approved Projects (whether or not funded), exceed the Maximum Facility Amount unless otherwise approved by Lender;

         (n) The Property shall have been validly conveyed to Borrower on or prior to the Loan Closing Date;

         (o) All other requirements stated in the Building Loan Agreement and the Loan Agreement shall have been satisfied or waived;

         (p) Lender shall have received and approved all documentation, reports and other information required by Lender in accordance with Lender's due diligence and underwriting standards, all in form and substance satisfactory to Lender in its reasonable discretion, including, without limitation the following:

                  (1) A Note and a Senior Mortgage each in the amount of the Maximum Advance Amount for the Approved Project, executed and acknowledged by Borrower;

                  (2)      A Loan Agreement executed by Borrower and Manager;

                  (3) A Building Loan Agreement executed (and if required by Lender, acknowledged) by Borrower and Manager, and all documentation and other items required thereunder in order for Lender to make the Initial Advance thereunder;

                  (4) An Assignment of Leases executed and acknowledged by Borrower and Manager;

                  (5) An Assignment of Agreements executed and acknowledged by Borrower and Manager;

                  (6) An Environmental Indemnity Agreement, substantially in the form of Exhibit J, executed by Guarantor;

                  (7) A guaranty of payment, substantially in the form of Exhibit K executed by Guarantor;

                  (8) A guaranty of completion of the Project substantially in the form of Exhibit L, executed by Guarantor ;

                  (9) A non-recourse guaranty, substantially in the form of Exhibit M, executed by Borrower;

                  (10) Consent and Subordination of Manager executed and acknowledged by Manager;

                  (11) A Subordinate Mortgage, executed and acknowledged by Borrower;

                  (12)     Non-Recourse   Guarantees,   each  executed  and
acknowledged by the applicable Other Borrower;

                  (13)     Subordinate   Mortgages,   each   executed   and
acknowledged by the applicable Other Borrower;

                  (14) Favorable opinions of counsel for Borrower, Manager and Guarantor acceptable to Lender, addressed to Lender and the Rating Agencies, as to (i) the due formation, valid existence, good standing, power and authority of Borrower, Manager and Guarantor, (ii) the due authorization, execution, delivery, validity, binding effect, enforceability and non-contravention of the Transaction Documents, (iii) the non-usurious nature of the Loan, (iv) the absence of pending
                           material       litigation,       (v)      substantive
                           non-consolidation of the Borrower with Borrower Sponsor, and such other Persons as Lender may reasonably request and (vi) such other matters as Lender may reasonably request;

                  (15) An interest rate lock agreement with respect to the Maximum Advance Amount in Lender's then standard form, executed by Sponsor; and

                  (16) Such other information or documentation as may be reasonably requested by Lender and in the Building Loan Agreement and the Loan Agreement;

         (q)      The Facility Termination Date shall not yet have occurred;

         (r) Banc One has executed appropriate loan documents substantially in the form of those loan documents that shall be executed in connection with the first two Projects on or about the date hereof, to provide similar mezzanine financing. Provided, however, if Lender has rescinded the cross-collateralization and cross-default provisions as determined by Lender in its sole and absolute discretion, Banc One shall not be required to provide any such mezzanine financing; and

         (s) No Event of Default has occurred and is continuing pursuant to any Transaction Documents.

3.2 Documentation. Without limiting the requirements of Section 3.1 and the Exhibits referred to therein, all materials and information required to be delivered to Lender as set forth in this Agreement, any other opinions, certificates and other instruments and surveys required by the Transaction Documents and all proceedings in connection with the transactions contemplated thereby, shall be subject to review by Lender and shall be reasonably satisfactory in form and substance to Lender.

                                   ARTICLE IV

                         DEFAULT; REMEDIES; ENFORCEMENT

4.1 Events of Default. Any of the following shall constitute an event of default under this Agreement (an "Event of Default"):

         (a) any representation, warranty, or covenant of Sponsor contained in this Agreement shall have been untrue or incorrect in any material respect when made; or

         (b) failure by Sponsor or any Borrower to pay when due any sums in accordance with any provision hereof and such failure has not been cured within five (5) days after any such sum is due; or

         (c) if Sponsor shall be in default under any of the other obligations, agreements, undertakings, terms, covenants, provisions or conditions of this Agreement, not otherwise referred to in this Section 4.1, for thirty (30) days after written notice to Sponsor from Lender or its successors or assigns, in the case of any other non-monetary default (unless otherwise provided herein or in any other Transaction Document); provided, however, that if such non-monetary default under this subparagraph is susceptible of cure but cannot reasonably be cured within such thirty (30) day period and provided further that Sponsor shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for such time as is reasonably necessary for Sponsor in the exercise of due diligence to cure such default, but in no event shall such period exceed ninety (90) days after the original notice from Lender; or

         (d)      Intentionally deleted; or

         (e)        an order (that has not been  vacated or stayed  within sixty
(60) days from the entry thereof) is made for, or the stockholders or other equity owners of Sponsor take any action with regard to, the winding up of Sponsor, except a winding up for the purpose of a merger, restructuring or contribution, the terms of which have previously been consented to by Lender, which consent shall not be unreasonably withheld or delayed, provided same shall have no effect on the financial covenants Sponsor, as Guarantor, must maintain pursuant to any Guaranty of Payment; or

         (f) Sponsor or any other guarantor of a Loan shall make an assignment for the benefit of creditors, or shall generally not be paying its debts as they become due; or

         (g) a receiver, liquidator or trustee shall be appointed for Sponsor, or any other guarantor of the Loan or Loans; or Sponsor, or any other guarantor of the Loan or Loans shall be adjudicated a bankrupt or insolvent; or any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed or against, consented to, or acquiesced in by, Sponsor or any other guarantor of the Loan or Loans; or any proceeding for the dissolution or liquidation of Sponsor shall be instituted; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Sponsor or such other guarantor of the Loan or Loans, only upon the same not being discharged, stayed or dismissed within ninety (90) days; or

         (h) if Sponsor fails at any time during the term of this Agreement to maintain the financial covenants of Sponsor, as Guarantor, at a level of at least fifty percent (50%) of the levels set forth in the form of Guaranty of Payment attached hereto as Exhibit K; or

         (i)      Intentionally deleted.

4.2 Termination, Acceleration and Remedies. If an Event of Default occurs and is continuing, Lender by notice to Sponsor may terminate this Agreement, whereupon Lender shall have no obligation to make any further Loans or enter into any further Transaction Documents, and Lender shall collect all fees and expenses incurred hereunder, including the Non-Use Fee, as Lender's sole and exclusive remedy hereunder; this shall, however, in no way limit Sponsor's liability under any of the guarantees it executes as guarantor in connection with any and all Loans. In any case, this Agreement (i) shall terminate on the Facility Termination Date provided all fees and expenses are paid in full and
(ii) shall not be cross-defaulted with any Loan after the Facility Termination Date unless all fees and expenses hereunder have not been paid in full as of such date.

4.3 Remedies Cumulative; Delay or Omission Not a Waiver. To the extent permitted by law, except as otherwise provided herein, every remedy given to Lender in this Agreement shall not be exclusive of any other remedy or remedies, and every such remedy shall be cumulative and in addition to every remedy provided by statute, law, equity or otherwise. Lender may exercise all or any of the powers, rights or remedies given to it under this Agreement or which may be now or hereafter given by statute, law, equity or otherwise, in its absolute discretion. No course of dealing between Sponsor and Lender or any delay or omission of Lender to exercise any power, right or remedy accruing upon any Event of Default shall impair any power, right or remedy or be construed to be a waiver of any such Event of Default or acquiescence therein, and every power, right and remedy given by this Agreement to Lender may, to the extent permitted by law, be exercised from time to time and as often as may be deemed expedient by Lender.

                                    ARTICLE V

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

5.1          Representations  and  Warranties  of Sponsor  on the  Closing Date.
Sponsor  represents  and warrants to Lender,  that,  as of the Facility  Closing
Date:

         (a) Sponsor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and, to the extent necessary, is qualified to do business and in good standing in each jurisdiction where the nature of its business or location of its properties requires it to be so qualified except where the failure to qualify will not materially adversely affect the financial condition of Sponsor or the ability of Sponsor to perform its obligations under this Agreement or any Transaction Document to which Sponsor is a party.

         (b) Sponsor has, and at all relevant times has had, the requisite power and authority to own its assets and conduct its business, to execute and deliver this Agreement and to carry out the transactions contemplated hereby.

         (c) The execution, delivery and performance by Sponsor of this Agreement have been duly and validly authorized by all necessary action and proceedings, and no further approvals or filings of any kind, including, without limitation, any approval of or filing with any Governmental Authority, are required as a condition thereto which have not been previously obtained or made.

         (d) Neither the execution and delivery of this Agreement nor the fulfillment of or compliance with the terms and conditions hereof (i) will conflict with or result in any breach or violation of any law, rule or regulation issued by any Governmental Authority, or any judgment or order applicable to Sponsor or to which Sponsor is subject; or (ii) will conflict with or result in any breach or violation of, or constitute a default under, any of the provisions of the documents under which Sponsor was organized or any agreement or instrument to which Sponsor is a party or to which Sponsor is subject.

         (e) ______ This Agreement has been duly executed and delivered by Sponsor and constitutes the legal, valid and binding obligation of Sponsor, enforceable against Sponsor in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

         (f) There is no Action pending to which either Sponsor is a party and, to Sponsor's knowledge, no such Action is threatened or contemplated by any Person in which an adverse decision is reasonably likely and would have an adverse effect on the financial condition of Sponsor or the ability of Sponsor to perform its obligations under this Agreement or the other Transaction Documents to which Sponsor is a party, provided however, this covenant shall apply only if such Action could in any material way impact Sponsor's ability to transact business.

         (g) There exists no Event of Default and, to the best knowledge of Sponsor, no Potential Event of Default.

         (h)        Intentionally deleted.

         (i) Sponsor did not negotiate or communicate with any broker or finder in connection with this Agreement.

         (j) Sponsor is not (i) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (ii) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (iii) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

         (k) Sponsor has not entered into this Agreement or any Transaction Documents with the actual intent to hinder, delay, or defraud any creditor, and Sponsor has received reasonably equivalent value in exchange for its obligations under the Transaction Documents to which it is a party. Giving effect to the transactions contemplated by this Agreement and the Transaction Documents, the fair saleable value of Sponsor's assets exceeds and will, immediately following the execution and delivery of this Agreement and the
Transaction   Documents  to  which  it  is  a  party,   exceed  Sponsor's  total
liabilities,  including  subordinated,   unliquidated,  disputed  or  contingent
liabilities. The fair saleable value of Sponsor's assets is and will, immediately following the execution and delivery of this Agreement and the Transaction Documents to which it is a party, be greater than Sponsor's probable liabilities, including the maximum amount of its contingent liabilities or its debts as such debts become absolute and matured. Sponsor's assets do not and, immediately following the execution and delivery of the Transaction Documents to which it is a party will not, constitute unreasonably small capital to carry out business as conducted or as proposed to be conducted. Sponsor does not intend to, and does not believe that it will, incur debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such debts as they mature (taking into account the timing and amounts to be payable on or in respect of obligations of Sponsor).

         5.2 Reaffirmation and Expansion of Representations and Warranties. Sponsor shall be deemed to have reaffirmed the representations and warranties set forth in Section 5.1 on each Loan Closing Date except to the extent such representations and warranties either (a) relate solely to an earlier date, (b) are subsequently inapplicable, or (c) are modified as a result of Sponsor's activities or changes in circumstances, in any case as permitted hereunder or as disclosed to Lender in writing and consented to by Lender in accordance with the provisions of this Agreement.

         5.3 Affirmative Covenants. During the term of this Agreement, Sponsor shall:

         (a) do or cause to be done all things necessary to keep in full force and effect its valid existence and to qualify to do business in each jurisdiction in which such qualification is necessary to the conduct of its business except where the failure to qualify will not materially adversely affect the financial condition of Sponsor or the ability of Sponsor to perform its obligations under this Agreement or any Transaction Document to which Sponsor is a party.

         (b) do all things necessary to enable it to comply in all material respects with all Legal Requirements, and all fiscal and accounting rules and regulations generally recognized as in accordance with GAAP;

         (c) keep proper books of account and records in which full, true and correct entries in accordance with GAAP shall be made of all dealings and transactions in relation to its business and activities; allow Lender and any Person appointed by it access to such books of account and records at all reasonable times during normal business hours upon reasonable notice; and permit Lender and any Person appointed by it to discuss the affairs, finances and accounts of Sponsor with any of the management employees of Sponsor, provided all such information shall be treated as, and kept, strictly confidential except as otherwise provided in the sale, Securitization or Syndication of any Loan.

         (d) furnish to Lender unaudited annual financial statements within forty (40) days, and audited annual financial statements within ninety
(90) days, following the close of each fiscal year of Sponsor;

         (e)      Intentionally deleted;

         (f) promptly inform Lender in writing of Sponsor becoming aware of the commencement of any Action by or against Sponsor in any court of competent jurisdiction or before any Governmental Authority, or before any arbitration board, or the written threat of any such Action; or the receipt of written notice from any Governmental Authority that (i) Sponsor is being placed under regulatory supervision, (ii) any license, permit, charter, membership or registration material to the conduct of Sponsor's business is to be suspended or revoked or (iii) Sponsor is to cease and desist any practice, procedure or policy employed by Sponsor in the conduct of its business;

         (g) generally pay its debts as they become due, unless Sponsor is in good faith contesting Sponsor's obligation to pay such debt in a manner reasonably satisfactory to Lender (which may include Lender's requirement that Sponsor post security with respect to the contested debt).

         (h) pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon Sponsor or upon the income, profits or property of Sponsor except that Sponsor may at Sponsor's expense, after prior notice to Lender, contest by appropriate legal, administrative or other proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any such tax, assessment or lien therefor, and may withhold payment of the same pending such proceedings if permitted by law, as long as (i) in the case of any tax, assessment or lien therefor, such proceedings shall suspend the collection thereof from the profits or property of Sponsor, (ii) neither the profits or property of Sponsor nor any part thereof or interest therein will be sold, forfeited or lost if the Sponsor pays the amount or satisfies the condition being contested, and the Sponsor would have the opportunity to do so, in the event of the Sponsor's failure to prevail in the contest, (iii) the Lender would not, by virtue of such permitted contest, be exposed to any risk of any civil liability for which the Sponsor has not furnished additional security as provided in clause (iv) below, or to any risk of criminal liability, and neither the profits or property of Sponsor nor any interest therein would be subject to the imposition of any lien for which the Sponsor has not furnished additional security as provided in clause (iv) below, as a result of the failure to comply with such law or of such proceeding and
(iv) the Sponsor shall have furnished to the Lender additional security in respect of the claim being contested or the loss or damage that may result from the Sponsor's failure to prevail in such contest in such amount as may be reasonably requested by the Lender, but in no event less than one hundred and twenty-five percent (125%) of the amount of such claim or in such other method acceptable to Lender in its sole but reasonable discretion;

         (i) promptly provide copies to Lender of all marketing studies, appraisals, engineering reports, property improvement plans, environmental studies and ADA compliance studies relating to the Properties in Sponsor's possession or under its control and all reports filed by Sponsor and/or its Affiliates under the United States securities laws;

         (j) give Lender prompt notice upon discovery of the occurrence of any Potential Event of Default or Event of Default under this Agreement; and

         (k) observe and perform each and every material term, provision, covenant, and condition to be observed or performed by it pursuant to the terms of any agreement affecting it, including this Agreement and any Transaction Documents, the non-performance of which would have a material adverse effect on the financial condition of Sponsor or on the ability of Sponsor to perform its obligations under any agreement, including this Agreement or any other Transaction Document.

5.4 Negative Covenants. During the term of this Agreement, except as expressly permitted herein (a) Sponsor shall not dissolve or liquidate without Lender's prior written consent; (b) Sponsor shall not merge or consolidate with any Person unless (i) Sponsor, as Guarantor, maintains the financial covenants required pursuant to the Guaranty of Payment and (ii) none of the guarantees executed by Sponsor, as guarantor, in connection with any of the Loans are adversely affected; and (c) Sponsor shall not, without Lender's prior written consent, take any action if such action is likely to interfere with the enforcement of any rights of Lender under any of the Transaction Documents or any other agreements or instruments relating to any of the Pledged Property.

5.5 Further Assurances. Sponsor shall execute and deliver or cause to be executed and delivered, all such additional instruments, and do, or cause to be done, all such additional acts as may be reasonably necessary or proper, to carry out the purposes of this Agreement or as Lender may reasonably request.

                                   ARTICLE VI

                                 INDEMNIFICATION

6.1      Indemnification.

         (a) Sponsor, for itself and all those claiming under or through Sponsor, to the fullest extent permitted by law, hereby releases and shall defend, hold harmless and indemnify Lender and its Affiliates and their respective directors, officers, agents and employees (together the "Indemnified Parties"), from and against any and all liabilities, claims, charges, losses, expenses or damages of any kind or nature, including reasonable attorneys' fees and disbursements (including, without limitation, the costs of any investigation and preparation) (together, "Losses"), which may arise in connection with (i) the non-performance by Sponsor of this Agreement or the consummation by Sponsor of the transactions contemplated herein or (ii) any breach or failure by Sponsor to comply with any representation, warranty or covenant made by Sponsor herein except to the extent that the Losses result from the gross negligence, bad faith, willful misconduct or material breach of this Agreement by any Indemnified Party. Notwithstanding the foregoing, Sponsor's sole and exclusive obligation to Lender with respect to this Section 6.1(a) shall be the payment of the Non- Use Fee.

         (b) Sponsor, for itself and all those claiming under or through Sponsor, to the fullest extent permitted by law, hereby releases and shall defend, hold harmless and indemnify the Indemnified Parties from and against any and all Losses which may arise in connection with any claims made by any broker against any Indemnified Party (other than any broker engaged by Lender or its affiliates). Notwithstanding anything to the contrary in (a) above, Sponsor's obligations in connection with this Section 6.1 (b) shall survive the Facility Termination Date.

         (c) Any sums due under this Section 6.1 which are not paid within thirty (30) days after written demand by the applicable Indemnified Party (which demand shall be accompanied by appropriate invoices in reasonable detail or other supporting documentation substantiating that such amounts are due and owing) shall bear interest from the date of demand to the date of payment at the Default Rate and shall be due and payable on demand.

         (d) The obligations of Sponsor under this Section 6.1 shall survive the termination of this Agreement but such obligations shall terminate on the Facility Termination Date, except to the extent obligations have not been paid or a claim has been made.

                                   ARTICLE VII

                               SPECIAL PROVISIONS

7.1 Segregated Pool Properties. (a) Lender may, at any time, and from time to time, by giving written notice to Sponsor and each Borrower that will be affected thereby, divide the Loans made pursuant to this Agreement into two (2) or more groupings of Loans (each a "Segregated Pool"), for the purpose of facilitating a Securitization or other transfer with respect to one (1) or more Segregated Pools. Loans in the same Segregated Pool will be cross-defaulted and cross- collateralized only with one another. Lender's notice shall be given at least sixty (60) days prior to the date selected by the Lender for the Segregated Pools to be created (the "Segregated Pool Date") and shall specify the Property or Properties to be included in each Segregated Pool (each a "Segregated Pool Property").

         (b)        Intentionally deleted.

         (c)        If, on the date  Lender  gives a notice to create two (2) or
more  Segregated  Pools,  any  Borrower  (a   "Multi-Property   Borrower")  owns
Properties that will be in more than one (1) Segregated Pool, then:

                  (i) not less than thirty (30) days prior to the Segregated Pool Date, Sponsor shall form one (1) or more new corporations, limited liability companies or limited partnerships, each of which qualifies as a Borrower under the definition herein (a "New Borrower") and deliver to Lender the organizational documents thereof.

                 (ii) on or before the Segregated Pool Date, each Multi-Property Borrower shall transfer one (1) or more of its Segregated Pool Properties to one (1) or more New Borrowers so that no Borrower or New Borrower owns Segregated Pool Properties in more than one Segregated Pool, and

                (iii) on the Segregated Pool Date, each New Borrower will execute and deliver to Lender (A) the documents that a Borrower must deliver to Lender pursuant to clauses (i) and

(n)(7) of Section 3.1, (B) an assignment and assumption of the Transaction Documents relating to its Segregated Pool Property, and (c) such other documents as shall be reasonably required by Lender, all of which shall be in form and substance reasonably satisfactory to Lender.

7.2      Intentionally deleted.

7.3      Intentionally deleted.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

8.1 Notices. All notices, consents, approvals and requests required or permitted hereunder (a "notice") shall be given in writing and shall be effective for all purposes if hand delivered or sent (i) by certified or registered United States mail, postage prepaid, or (ii) by (A) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and (B) telecopier (with answer back acknowledged), in any case addressed as follows (or to such other address or Person as a party shall designate from time to time by notice to the other party): If to Lender:
Nomura Asset Capital Corporation, Two World Financial Center, Building B, New York, New York 10281-1198, Attention: Sheryl McAfee, Telecopier (212) 667-1206, with copies to : Nomura Asset Capital Corporation, Two World Financial Center, Building B, New York, New York 10281-1198, Attention: Barry Funt, Telecopier
(212) 667-1567 and Dechert Price & Rhoads, 90 State House Square, Hartford, Connecticut 06103-3702, Attention: Marc B. Friedman Telecopier: (860) 524-3930; if to Sponsor: Brookdale Living Communities, 77 West Wacker Drive, Suite 4400, Chicago, Illinois 60601, Attention: Mr. Darryl W. Copeland, Jr., Telecopier
(312) 977-3699, Brookdale Living Communities, 77 West Wacker Drive, Suite 4400, Chicago, Illinois 60601, Attention: Mr. Robert J. Rudnik, Telecopier (312) 977-3769, with a copy to: Winston & Strawn, 35 West Wacker Drive, Chicago, Illinois 60601, Attention: Wayne D. Boberg, Esq., Telecopier: (312) 558-5700. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day.

8.2 Benefit of Agreement. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that Sponsor may not assign or transfer any of its rights or obligations hereunder without the consent of Lender, which may be withheld in the sole discretion of Lender. Any such assignment or transfer shall not release Sponsor from any obligations or liabilities hereunder without the prior written consent of Lender. Lender's interests under the Transaction Documents shall be freely assignable and transferrable. No party other than the parties hereto and their permitted assigns shall be deemed to have any benefits or obligations under this Agreement.

8.3 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREUNDER.

8.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

8.5 Construction; Table of Contents; Descriptive Headings. In the preparation of this Agreement and the Exhibits to this Agreement indistinguishable contributions were made by representatives of both Lender and Sponsor, and each of Lender and Sponsor waives any and all rights, either at law or in equity, to have the provisions of this Agreement or any of the Exhibits to this Agreement interpreted in favor of one over the other based on a claim that representatives of one or the other were the principal draftsmen thereof. The Table of Contents to this Agreement and the descriptive headings of the several Sections and Articles of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

8.6 Amendment or Waiver; Integration. No provision of this Agreement may be amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. This Agreement sets forth the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes any and all prior agreements and understandings of the parties hereto with respect to the subject matter hereof, which prior agreements and understandings are terminated in all respects.

8.7            Survival   of   Representations    and   Warranties;    Reliance.
All  representations  and  warranties   contained  in  this
Agreement and the indemnification provisions hereof shall survive the execution and delivery of this Agreement and, the making of the Loans and shall be considered to have been relied upon by Lender regardless of any investigation made by or on behalf of it. All representations and warranties, and covenants contained in this Agreement and the indemnification provisions shall terminate on the Facility Termination Date, except as expressly provided in Section 6.1 of this Agreement; provided however, all representations, warranties, obligations, and indemnification of Sponsor pursuant to all guarantees executed by Sponsor, as guarantor, in connection with every Loan made pursuant to this Agreement shall survive the termination of the Agreement and shall terminate only as set forth in such guarantees.

8.8         Termination of Agreement.  The  Transaction  Documents and the Liens
granted  to  Lender   thereunder   shall  continue  in  full  force  and  effect
notwithstanding any termination of this Agreement.

8.9      JURISDICTION AND SERVICE; WAIVER OF JURY TRIAL.

         SPONSOR HEREBY (A) IRREVOCABLY CONSENTS AND SUBMITS ITSELF AND ACKNOWLEDGES AND RECOGNIZES THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ANY ACTION ARISING OUT OF, UNDER, OR IN CONNECTION WITH, RELATING TO, OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, (B) AGREES THAT SUCH COURTS SHALL BE THE SOLE AND EXCLUSIVE COURTS AND FORUMS FOR THE PURPOSE OF ANY SUCH ACTION AND (C) WAIVES AND AGREES NOT TO ASSERT, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, ANY CLAIM THAT SUCH COURTS DO NOT HAVE JURISDICTION OVER IT OR THAT SUCH ACTION IS BROUGHT IN AN INCONVENIENT FORUM; PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL LIMIT, IN ANY MANNER, THE RIGHT OF LENDER TO INSTITUTE OR TAKE ANY ACTION IN ANY COURT IN ANY JURISDICTION FOR THE PURPOSE OF PROTECTING, PRESERVING OR REALIZING UPON ANY COLLATERAL, IF ANY, SECURING THE DEBT OR ENFORCING ANY JUDGMENT OBTAINED BY IT IN CONNECTION WITH ANY TRANSACTION DOCUMENT OR THE SUBJECT MATTER THEREOF. SPONSOR AND LENDER HEREBY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF, UNDER, OR IN CONNECTION WITH, RELATING TO, OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, AND AGREE THAT PROCESS IN ANY SUCH ACTION, IN ADDITION TO ANY OTHER METHOD PERMITTED BY LAW, MAY BE SERVED UPON IT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH ABOVE OR TO SUCH OTHER ADDRESS AS SPONSOR MAY DESIGNATE BY NOTICE GIVEN TO LENDER, AND SUCH SERVICE SHALL BE DEEMED EFFECTIVE AS IF PERSONAL SERVICE HAD BEEN MADE UPON IT WITHIN NEW YORK COUNTY.

8.10 Enforceability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Sponsor hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

8.11 Conflicting Terms. In the event of any direct conflict between any provision of this Agreement and any provision of any Transaction Document, the provision of the Transaction Document shall govern.

8.12 Relationship of Parties. The relationship of Sponsor and Borrowers to Lender is strictly and solely that of lender and borrower and mortgagor and mortgagee, and nothing contained in this

Agreement, the Mortgages or any other Transaction Document is intended to create, or shall in any event or under any circumstance be construed as creating, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Sponsor and Lender other than as lender and borrower. Sponsor acknowledges that (a) Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of Sponsor or its Affiliates, (b) Sponsor is represented by competent counsel and has consulted counsel before executing this Agreement and (c) it shall rely solely on its own judgment and advisors in entering into the transactions contemplated hereby without relying in any manner on any statements, representations or recommendations of Lender or any Affiliate of Lender.

8.13 Confidentiality; Publicity. Except as otherwise required by applicable Legal Requirements, neither Sponsor nor any Affiliate thereof shall advertise or issue promotional materials describing Lender's participation in the Loan or the inclusion of the Loan in any Securitization without the prior consent of Lender. Lender may, without Sponsor's consent, issue press releases, advertisements or other promotional materials describing Lender's participation in the origination of the Loans or the inclusion of any or all of the Loans in any Securitization effectuated or to be effectuated by Lender.

                            (Signature page follows)

         IN WITNESS WHEREOF, each of Sponsor and Lender has caused this Agreement to be signed and delivered, all as of the day and year first above written.

                                    NOMURA ASSET CAPITAL CORPORATION



                                    By:
                                            Stuart Simon
                                            Director


                                    BROOKDALE LIVING COMMUNITIES, INC.



                                    By:
                                    Darryl W. Copeland, Jr.
                                    Executive Vice President

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I

         DEFINITIONS

         1.1          Definitions............................................1
         1.2          General................................................6
         1.3          Terms defined in Loan Agreement........................6
         1.4          Terms defined in Building Loan Agreement...............7

ARTICLE II

         THE LOANS
         2.1          Loans to Borrowers.....................................7
         2.2          Use of Loan Proceeds...................................8
         2.3          Preliminary Approvals of Projects......................8
         2.4          Fees..................................................11

ARTICLE III

         CONDITIONS TO ENTERING INTO LOAN AGREEMENTS
         3.1          Conditions............................................13
         3.2          Documentation.........................................16

ARTICLE IV

         DEFAULT; REMEDIES; ENFORCEMENT


         4.1          Events of Default.....................................16
         4.2          Termination, Acceleration and Remedies................17
         4.3          Remedies Cumulative; Delay or Omission Not a Waiver...17

ARTICLE V

         REPRESENTATIONS, WARRANTIES AND COVENANTS

         5.1          Representations and Warranties of Sponsor
                           on the Closing Date..............................18
         5.2          Reaffirmation and Expansion of Representations
                           and Warranties...................................20
         5.3          Affirmative Covenants.................................20

                                                                           Page

         5.4          Negative Covenants....................................22
         5.5          Further Assurances....................................22

ARTICLE VI

         INDEMNIFICATION
         6.1          Indemnification.......................................22

ARTICLE VII

         SPECIAL PROVISIONS
         7.1          Segregated Pool Properties............................23
         7.2          Intentionally deleted.................................24
         7.3          Intentionally deleted.................................24

ARTICLE VIII

         MISCELLANEOUS PROVISIONS

         8.1          Notices...............................................24
         8.2          Benefit of Agreement..................................24
         8.3          GOVERNING LAW.........................................24
         8.4          Counterparts..........................................25
         8.5          Construction; Table of Contents; Descriptive Headings.25
         8.6          Amendment or Waiver; Integration......................25
         8.7          Survival of Representations and Warranties; Reliance..25
         8.8          Termination of Agreement..............................25
         8.9          JURISDICTION AND SERVICE; WAIVER OF JURY TRIAL........26
         8.10         Enforceability........................................26
         8.11         Conflicting Terms.....................................26
         8.12         Relationship of Parties...............................26
         8.13         Confidentiality; Publicity............................27

                                    EXHIBITS

A -      Form of Assignment of Agreements
B -      Form of Assignment of Leases
C -      Form of Building Loan Agreement
D -      Form of Consent and Subordination of Manager
E -      Form of Loan Agreement
F -      Form of Note
G -      Form of Senior Mortgage

H -      Form of Subordinate Mortgage
I -      Form of Sponsor's Closing Certificate
J -      Form of Environmental Indemnity Agreement
K -      Form of Guaranty of Payment
L -      Form Guaranty of Completion
M -      Form of Non-Recourse Guaranty
N-       Organizational Structure of Borrower Sponsor